Common Stock	12 Months Ended
Sep. 30, 2012
Common Stock
Common Stock

12. Common Stock

        The Company has authorized 90,000 shares of common stock with $0.001 par value per share. Holders of common stock are entitled to one vote per share on all matters to be voted on by the Company's stockholders. Dividends may be declared and paid on common stock, subject to laws and provisions in the Company's certificate of incorporation, and subject to the rights and privileges of the preferred stockholders. In the event of liquidation, and if there are assets remaining after the distribution to the holders of preferred stock, then the remaining amount will be distributed to common stockholders in the amount of $3.75 per common share. If there are not enough funds to cover the payments to all of the common stockholders, then the distribution will be made ratably among all common stockholders based on the total amount each holder would have received if there were enough funds to cover all common stockholders.

        Any remaining distributions to stockholders, after all of the distributions listed above have been made, will be made on a pro rata basis to all common stockholders based on the number of common shares held by each person. Preferred stockholders shall also participate in this distribution as if such preferred shares converted to common stock, consistent with the conversion formula relevant upon an initial public offering as described above.